Exhibit 10.4

Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT AND GUARANTY

This Amendment No. 3 to Credit Agreement and Guaranty dated as of April 30, 2013 (this “Agreement”) is among Stone Energy Corporation, a Delaware corporation (the “Borrower”), Stone Energy Offshore, L.L.C., a Delaware limited liability company (the “Guarantor”), the financial institutions party to the Credit Agreement described below as Banks (the “Banks”), and Bank of America, N.A., as Agent for the Banks (the “Agent”) and as Issuing Bank (the “Issuing Bank”).

INTRODUCTION

A. The Borrower, the Banks, the Issuing Bank, and the Agent have entered into the Third Amended and Restated Credit Agreement dated as of April 26, 2011 (as amended by Amendment No. 1 and Consent, dated as of February 28, 2012 and the Amendment No. 2 and Consent dated as of October 22, 2012, and as further amended, restated, amended and restated or otherwise modified, the “Credit Agreement”).

B. The Guarantor entered into that certain Amended and Restated Guaranty dated as of April 26, 2011 (the “Stone Offshore Guaranty”).

C. The Guarantor wishes to reaffirm its guarantee of the Obligations as amended by this Agreement.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantor, the Agent, the Issuing Bank, and the Banks hereby agree as follows:

Section 1. Definitions; References. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendments. Upon the satisfaction of the conditions specified in Section 7 of this Agreement, and, unless otherwise specified, effective as of the date set forth above, the Credit Agreement is amended as follows:

(a) Section 5.2(a) of the Credit Agreement is amended to read in its entirety as follows:

“(a) Required Insurance Coverage. Borrower will maintain, and will cause each Subsidiary to maintain, property and physical damage insurance on selected real and personal property on an all risks basis (including the perils of flood and quake on a sub-limited basis), covering the repair and replacement cost of all such selected property. Borrower will also maintain commercial general liability and excess liability insurance and products/completed operations liability coverage. Each of the policies described in this clause (a) shall be of the kinds and in the amounts customarily carried or maintained by Persons of established reputation engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates; provided that the Borrower may self-insure against wind damage if deemed appropriate by the Borrower. All such insurance (other than permitted self-insurance) shall be provided by insurers having a minimum A.M. Best policyholders rating of A-, VII. Borrower will not, and will not permit any of its Subsidiaries to, bring or keep any article on any business location of Borrower or any of its Subsidiaries, or cause or allow any condition to exist, if the presence of such article or the occurrence of such condition would reasonably cause the invalidation of any insurance required by this Section 5.2, or would otherwise be prohibited by the terms thereof.”

Section 3. Reaffirmation of Liens.

(a) Each of the Borrower and the Guarantor (i) is party to certain Security Documents securing and supporting the Borrower’s and Guarantor’s obligations under the Credit Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Security Documents and that according to their terms the Security Documents will continue in full force and effect to secure the Borrower’s and Guarantor’s obligations under the Credit Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create an Acceptable Security Interest in the Collateral to secure the Borrower’s and Guarantor’s obligations under the Credit Documents, as the same may be amended, supplemented, or otherwise modified.

(b) The delivery of this Agreement does not indicate or establish a requirement that any Guaranty or Security Document requires the Borrower’s or any Guarantor’s approval of amendments to the Credit Agreement.

Section 4. Representations and Warranties. Each of the Borrower and the Guarantor represents and warrants to the Agent and the Banks that:

(a) the representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as of the date of this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Credit Document;

(b) (i) the execution, delivery, and performance of this Agreement are within the corporate or limited liability company power, as appropriate, and authority of the Borrower and Guarantor and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Guarantor, enforceable against the Borrower and Guarantor in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c) as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 5. Reaffirmation of Guaranty. The Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Stone Offshore Guaranty are in full force and effect and that the Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations (subject to the terms of the Stone Offshore Guaranty), as such Obligations may have been amended by this Agreement. The Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by the Guarantor under the Stone Offshore Guaranty in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Credit Documents.

Section 6. Effectiveness. This Agreement shall become effective as of the date hereof, and the Credit Agreement shall be amended as provided herein, upon the occurrence of all of the following: (a) the Majority Banks’, the Borrower’s, and the Guarantor’s duly and validly executing originals of this Agreement and delivery thereof to the Agent; (b) the representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement; and (c) the Borrower’s having paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 9.4 of the Credit Agreement or any other written agreement.

Section 7. Effect on Credit Documents. Except as amended herein, the Credit Agreement and the Credit Documents remain in full force and effect as originally executed, and nothing herein shall act as a waiver of any of the Agent’s or Banks’ rights under the Credit Documents, as amended. This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under other Credit Documents.

Section 8. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

Section 9. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.

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THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

EXECUTED as of the date first set forth above.

BORROWER: STONE ENERGY CORPORATION

By:	/s/ David H. Welch
Name:	David H. Welch
Title:	President and Chief Executive Officer

By:	/s/ Kenneth H. Beer
Name:	Kenneth H. Beer
Title:	Executive Vice President and Chief Financial Officer

GUARANTOR: STONE ENERGY OFFSHORE, L.L.C.

By:	/s/ David H. Welch
Name:	David H. Welch
Title:	President and Chief Executive Officer

By:	/s/ Kenneth H. Beer
Name:	Kenneth H. Beer
Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO AMD NO. 3 TO 3rd A&R CREDIT AGREEMENT]

AGENT AND ISSUING BANK: BANK OF AMERICA, N.A., as Agent and Issuing Bank

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

BANKS: BANK OF AMERICA, N.A.

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

[SIGNATURE PAGE TO AMD NO. 3 TO 3rd A&R CREDIT AGREEMENT]

WELLS FARGO BANK, N.A.

By:	/s/ Patrick J. Fults
Name:	Patrick J. Fults
Title:	Vice President

[SIGNATURE PAGE TO AMD NO. 3 TO 3rd A&R CREDIT AGREEMENT]

NATIXIS

By:	/s/ Louis P. Laville III
Name:	Louis P. Laville III
Title:	Managing Director

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

[SIGNATURE PAGE TO AMD NO. 3 TO 3rd A&R CREDIT AGREEMENT]

THE BANK OF NOVA SCOTIA

By:	/s/ Terry Donovan
Name:	Terry Donovan
Title:	Managing Director

[SIGNATURE PAGE TO AMD NO. 3 TO 3rd A&R CREDIT AGREEMENT]

CAPITAL ONE, N.A.

By:	/s/ Matthew Molero
Name:	Matthew Molero
Title:	Vice President

[SIGNATURE PAGE TO AMD NO. 3 TO 3rd A&R CREDIT AGREEMENT]

TORONTO DOMINION (NEW YORK) LLC
By:	/s/ Marie Fernandes
Name:	Marie Fernandes
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMD NO. 3 TO 3rd A&R CREDIT AGREEMENT]

BARCLAYS BANK PLC
By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

[SIGNATURE PAGE TO AMD NO. 3 TO 3rd A&R CREDIT AGREEMENT]

REGIONS BANK
By:	/s/ William A. Philipp
Name:	William A. Philipp
Title:	Senior Vice President

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U.S. BANK NATIONAL ASSOCIATION
By:	/s/ John C. Springer
Name:	John C. Springer
Title:	Vice President

[SIGNATURE PAGE TO AMD NO. 3 TO 3rd A&R CREDIT AGREEMENT]

WHITNEY BANK
By:	/s/ William Jochetz
Name:	William Jochetz
Title:	Vice President

[SIGNATURE PAGE TO AMD NO. 3 TO 3rd A&R CREDIT AGREEMENT]

IBERIABANK
By:	/s/ W. Bryan Chapman
Name:	W. Bryan Chapman
Title:	Executive Vice President

[SIGNATURE PAGE TO AMD NO. 3 TO 3rd A&R CREDIT AGREEMENT]

SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

[SIGNATURE PAGE TO AMD NO. 3 TO 3rd A&R CREDIT AGREEMENT]